SHAREHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2021
SHAREHOLDERS' EQUITY [Abstract]
SHAREHOLDERS' EQUITY
8. SHAREHOLDERS’ EQUITY

Authorized, issued and outstanding common shares roll-forward is as follows:

	Authorized Shares	Issued and Outstanding Shares	Common Stock
Balance as of December 31, 2020	360,000,000	151,446,112	1,514
$60 million ATM offering	-	7,018,855	70
Balance as of June 30, 2021	360,000,000	158,464,967	1,584

On October 16, 2020, the Company entered into an equity distribution agreement with B. Riley FBR, Inc., acting as a sales agent, under which we may, from time to time, offer and sell shares of our common stock through an At-the-Market Offering (the “$60 million ATM”) program having an aggregate offering price of up to $60,000,000. As of December 31, 2020, the Company had not raised any proceeds under the $60 million ATM. For the period ending June 30, 2021, the Company has raised $23.9 million and $23.2 million in gross and net proceeds, respectively by issuing 7,018,855 common shares. Subsequent to June 30, 2021, through to October 1, 2021, the Company has raised $32.3 million and $31.5 million in gross and net proceeds, respectively by issuing 13,499,446 common shares. The remaining available proceeds through the $60 million ATM offering is $3.9 million as of October 1, 2021.

On September 29, 2021, the Company entered into a new equity distribution agreement with B. Riley Securities, Inc, acting as sales agent, under which the Company may, from time to time, offer and sell common stock through an At-the-Market Offering (the “$60 million 2021 ATM”) program having an aggregate offering price of up to $60,000,000. No proceeds have been raised under the $60 million 2021 ATM as of the date of this report. Based on the share price of the Company of $2.57 as of September 28, 2021, it would have resulted in 23,346,304 new shares being issued, if fully utilizing the balance available through the $60 million 2021 ATM.